UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 5, 2010
(Date of earliest event reported)
American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376

(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

111 W. Congress Street
Charles Town, West Virginia	25414	304-724-3700

(Address of principal executive offices)	(Zip	(Registrant’s telephone number including area
	Code)	code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
The slide presentation of American Public Education, Inc. (the “Company”) attached to this current report as exhibit 99.1, and incorporated in this current report by reference, contains information about the Company and its results of operations for presentation at investor meetings on January 5 and 6, 2010.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Presentation for January 5 and 6, 2010, Investor Meetings

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.
Date: January 6, 2010	By:	/s/ WALLACE E. BOSTON, JR.
Wallace E. Boston, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Presentation for January 5 and 6, 2010, Investor Meetings